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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                 March 19, 2003

                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2003-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                            333-69732 and 333-100621
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                               190 Jim Moran Blvd.
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5. Other Events

        On March 11, 2003, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association creating World Omni Auto Receivables Trust 2003-A (the "Trust"), a Delaware business trust. On March 11, 2003, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and The Bank of New York entered into a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On March 11, 2003 the Trust sold Auto Receivables Backed Notes, Series 2003-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $785,025,000. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of March 11, 2003, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Credit Suisse First Boston LLC, Wachovia Securities, Inc., Banc of America Securities LLC, Barclays Capital Inc., and Scotia Capital (USA) Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of February 24, 2003, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and, Credit Suisse First Boston LLC, as representative of the underwriters, a copy of which is filed as an exhibit hereto.

        Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 1.1    Underwriting Agreement, dated as of February 24, 2003.

Exhibit 4.1    Sale and Servicing Agreement, dated as of March 11, 2003.

Exhibit 4.2    Indenture, dated as of March 11, 2003.

Exhibit 4.3    Trust Agreement, dated as of March 11, 2003.

Exhibit 99.1   Receivables Purchase Agreement, dated as of March 11, 2003.

Exhibit 99.2   Administration Agreement, dated as of March 11, 2003.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLD OMNI AUTO RECEIVABLES LLC
                                            (Registrant)


                                            /s/ Alan Kirschenbaum
                                            ------------------------------------
Dated:  March 19, 2003                      By:  Alan Kirschenbaum
                                            Its: Assistant Treasurer

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                                INDEX OF EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 1.1    Underwriting Agreement, dated as of February 24, 2003.

Exhibit 4.1    Sale and Servicing Agreement, dated as of March 11, 2003.

Exhibit 4.2    Indenture, dated as of March 11, 2003.

Exhibit 4.3    Trust Agreement, dated as of March 11, 2003.

Exhibit 99.1   Receivables Purchase Agreement, dated as of March 11, 2003.

Exhibit 99.2   Administration Agreement, dated as of March 11, 2003.

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